SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): JULY 16, 2001


                             E-TREND NETWORKS, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                      0-28879                  98-0348508
(State or other jurisdiction of       (Commission              (IRS Employer
       incorporation)                 File Number)          Identification No.)



            5919 - 3RD STREET, S.E., CALGARY, ALBERTA, CANADA T2H 1K3
               (Address of principal executive offices) (Zip Code)


                                 (403) 252-7766
               Registrant's telephone number, including area code




                                       N/A
          (Former name or former address, if changed since last report)







Exhibit index on consecutive page 2


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not applicable.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         Pursuant to General Instruction F., the registrant incorporates by reference the information contained in the press release filed as
         Exhibit 20 to this Form 8-K.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of businesses acquired:  Not applicable.

         (b)      Pro forma financial information:  Not applicable

         (c)      Exhibits

                      REGULATION
                      S-K NUMBER                  DOCUMENT

                          20           Press release dated July 16, 2001

ITEM 8.  CHANGE IN FISCAL YEAR

         Not applicable.

ITEM 9.  REGULATION FD DISCLOSURE

         Not applicable.


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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     E-TREND NETWORKS, INC.


July 16, 2001                        By: /s/ CAROLINE ARMSTRONG
                                        -------------------------------------
                                       Caroline G. Armstrong, President and CEO

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